FTI Consulting May 2013 Exhibit 99.1

Cautionary Note About
Forward-Looking Statements

This presentation includes "forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks.
Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,”
“believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and in the
Company's other filings with the Securities and Exchange Commission, including the risks set forth under “Risks Related to Our Operating Segments” and “Risks Related to Our Operations”. We are under no duty to update any of the forward-
looking statements to conform such statements to actual results or events and do not intend to do so.

Investment Thesis
Scalable business model
Flexible and attractive business model with the opportunity to leverage cross-segment engagements
Well positioned to benefit from key activities
Global regulatory activism, overhaul of financial and credit regulatory markets and the overall complexity of doing business globally
Strong competitive position to capture market share in global investigations
LIBOR probe, FCPA investigations, whistleblower investigations and trading probes
Executable growth strategy
Adding scale to established global infrastructure should yield higher incremental margins
Balanced approach to enhanced stockholder value
Capital deployment focused on value-enhancing initiatives
$250 million stock buyback program approved in June 2012 - repurchased approximately $78.8 million of stock since June 2012
Healthy balance sheet, strong cash flows and access to capital

FTI Consulting
is a global
business
advisory firm
dedicated to
helping
organizations
protect and
enhance their
enterprise value
in an
increasingly
complex legal,
regulatory and
economic
environment

Global Business with Diverse
Event-Driven Offerings
North America
Rest of World
First Quarter 2013 Segment Revenues
First Quarter 2013 Geographic Revenues
Corporate Finance/Restructuring
Economic Consulting
Forensic and Litigation Consulting
Technology
Strategic Communications

Corporate Finance/Restructuring
Economic Consulting
Forensic and Litigation Consulting
Technology
Strategic Communications
FTI Consulting
has built a
balanced
portfolio of
global
businesses
that offer
event-driven
services and
solutions
24%
25%
28%
12%
11%
25%
75%
Restructuring/turnaround services
Transaction advisory services
Interim management
Investment banking
Bankruptcy support services
Private equity
Performance improvement
Antitrust & competition economics
Securities litigation & risk management
Intellectual property
International arbitration
Labor & employment
Public policy
Regulated industries
Business valuation
Forensic accounting & advisory services
Global risk & investigations segment
Compliance, monitoring & receivership
Intellectual property
Dispute advisory services
Trial services
Financial & enterprise data analytics
Health solutions services
Computer forensics & investigations
Discovery consulting
E-discovery software & services
Financial communications
Corporate communications
Strategy consulting & research
Crisis communications
Public affairs
Creative engagement

First Quarter 2013 Revenues
(in millions)
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$305.4
$65.7
$24.3
$11.7
North America
EMEA
Asia Pacific
Latin America

First Quarter 2013
Y/Y Revenue Growth
25%
20%
15%
10%
5%
0%
-5%
-10%
2%
4%
23%
-6%
North America
EMEA
Asia Pacific
Latin America

FTI CONSULTING

The Globalization of FTI Consulting
North America
Strong demand for health solutions, energy,
telecommunications, media and technology, financial
services and insurance industry services
Opportunity to enhance client relationships through
cross-segment engagements
Europe, Middle East and Africa (EMEA)
Depressed valuations present M&A opportunities
Continue to invest based on pockets of demand –
global risk and investigations practice (GRIP),
restructuring, anticorruption, compliance, valuation and
remediation
Asia Pacific and Latin America
Continue to build-out geographic presence and
capabilities

FTI Consulting
will continue to
add scale and
expertise to the
Company’s
global
infrastructure
The increasingly
aggressive
regulatory and
enforcement
environment
should bode
very well for
large consulting
firms with global
reach and
reputations like
FTI Consulting

The FTI Consulting Matrix
Grow & Develop
Industry
Segment
Geography

FTI Consulting’s
matrix
organizational
structure
appropriately
emphasizes the
segment,
geographic and
industry drivers
of our
businesses,
allowing for
improved
understanding
and response to
our client’s
needs and
increased
leverage of
resources,
knowledge and
solutions in our
rapidly growing
markets
Three strategies that drive
our business:
Continue to build-out
diverse platform of practices and
solutions
Replicate segment and
practice offering across existing
global platform
Develop integrated
industry-focused solutions
Segment:
Geography:
Industry:

Our People
FTI Consulting’s most valuable asset is our people
Over 3,900 employees in 102 offices across 24 countries
423 Senior Managing Directors, 481 Managing Directors
and access to three Nobel Laureates
FTI Consulting is a global company with global
leaders and advisors
The FTI Consulting matrix establishes global leadership
Board of Directors offering global insights, extensive
experience and tenured leadership
Our collective expertise spans a wide range of
segments, geographies and industries and fuels
our ability to address even the most complex
challenges
We hire the best and continue to invest in their on-
going development
FTI Consulting employees are supported throughout their
career development through our educational and thought
leadership initiatives: New Hire Orientation, New
Managing Director School, FTI Consulting University and
Executive Leadership Forums

FTI Consulting’s
unique
integrated
approach to
protect and
enhance
enterprise value
requires
exceptional
talent
Employees
Source &
Acquire
Attract &
Retain
Service &
Support
Grow &
Develop
Measure &
Assess
Reward &
Engage

2013 Growth Catalysts
Improved post-election regulatory environment
Uptick in the pace of M&A activity
Currently have strong levels of M&A “first look” retentions
M&A touches every business segment with the potential to materially increase revenues
Restructuring and investigations opportunities in Europe, Asia Pacific and Latin America
Investments made to enhance our global risk and investigations practice (GRIP), restructuring, anticorruption, compliance, valuation and remediation practices
Rapid influx of capital investment in Asia Pacific and Latin America
Attractive macro-drivers in Asia Pacific and Latin America
China's new leadership plans to boost spending to support economic recovery
Opportunities for our Construction solutions offering in Brazil ahead of the 2014 World Cup and 2016
Olympic Games
Industry solutions opportunities in healthcare and energy
Need for business advisory in the ever-changing healthcare industry
Demand globally for energy services irrespective of macroeconomic backdrop

Demand for FTI
Consulting’s
services and
expertise is
expected to be
driven by
multiple
catalysts in
2013

Pre-Deal Preparation and Evaluation
Due Diligence
M&A Lifecycle
Pre-Close Planning
Post-Close Planning
Post-Close Execution

F T I CONSULTING

Case Study: M&A Lifecycle and
FTI Consulting’s Integrated Service Offering
Working Capital Improvement
Dashboard & Financial Performance Management
Testing, Design & Implementation of Internal Controls
Employee Outreach & Engagement
M&A Digital/Social Media Strategies
Media Relations
Investor Relations
First Look Services
Antitrust & Competition Economics
Investment Thesis Development
Investigative Due Diligence & Integrity Investigations
Emerging Market Entry Analysis, Political & Corruption Index Assessments
Merger Integration Services
Interim Management
Performance Improvement Services
Post-Acquisition Disputes
Purchase Price Dispute Services
Global Risk & Investigation Services
Compliance Monitoring & Remediation Services
Post-Merger Communication Implementation
Change Management Communications
Valuation Services
Buyer Services
Seller Services
Lender Services
M&A Fraud Services
Intellectual Property Valuation & Protection
Transactional Due Diligence
System Audits/IT Due Diligence
Compliance & Accounting Internal Controls Reviews
Foreign Bribery & Corruption Risk Assessments
Subsidiary, Joint Venture & Controlled Entity
Investigations
E-discovery
Carve-out Assistance
Event Readiness
Tax Services
Second Requests
M&A Communications
Proxy Communications
Corporate Finance/Restructuring
Economic Consulting
Technology
Strategic Communications
Forensic Litigation and Consulting

Case Study: Cross–Segment Engagements
FTI Consulting has established a global platform with deep expertise and broad capabilities
FTI Consulting leverages this platform by presenting our full set of services to current and potential clients as one firm
Cross-segment engagements promote a more client-centric, solutions-based go-to-market strategy
Clients that face the most complex and critical situations want an integrated FTI Consulting team, a team that has the right combination of skills to solve multiple problems
FTI Consulting’s biggest and most profitable projects are cross-segment engagements
In 2012, all of FTI Consulting’s top ten engagements were cross-segment engagements, with many of them including three or more business segments
Our top ten clients represent multiple industries and include Fortune 500 companies, the world’s most prestigious law firms and the world’s top bank holding companies

Expect cross-
segment
engagements
to bolster FTI
Consulting’s
organic growth,
brand visibility
and reputation
Our clients’ problems, more often than not, need to benefit from services provided by more than one of our business segments

FTI Consulting’s Financial Position is Strong
Significant cash flow generation
$100.7 million in cash and cash equivalents on the balance sheet as of March 31, 2013
Leverage as of March 31, 2013 – less than 3:1
Balanced capital deployment aimed at productive and value enhancing initiatives for stockholder
Maintain market leadership positions, impressive credentials and established reputation by investing in talent
Investments in R&D and innovation should drive organic growth
Acquisition strategy  focused  on building  attractive, sustainable businesses
$250 million stock buyback program authorized in June 2012 – repurchased approximately $28.8 million of stock in the first quarter of 2013
Completed debt refinancing transactions in November 2012 resulting in decreased interest rate, longer maturity profile and increased access to capital

Portfolio
investments,
coupled with
continued cash
generation and
operational
discipline –
demonstrated in
financial results

FTI Consulting Summary
Scalable business model
Flexible and attractive business model with the opportunity to leverage cross-segment engagements
Well positioned to benefit from key trends
Global regulatory activism, overhaul of financial and credit regulatory markets and the overall complexity of doing business globally
Strong competitive position to capture market share in global investigations
LIBOR probe, FCPA investigations, whistleblower investigations and trading probes
Executable growth strategy
Adding scale to established global infrastructure should yield higher incremental margins
Balanced approach to enhanced stockholder value
Capital deployment focused on value-enhancing initiatives
$250 million stock buyback program approved in June 2012 - repurchased approximately $78.8 million of stock since June 2012
Healthy balance sheet, strong cash flows and access to capital

FTI Consulting
is a global
business
advisory firm
dedicated to
helping
organizations
protect and
enhance their
enterprise value
in an
increasingly
complex legal,
regulatory and
economic
environment

First Quarter 2013 Results
Quarter Ended March 31,
2013 (unaudited) 2012 (unaudited)
Revenues $407,178 $395,228
Direct cost of revenues 258,480 245,618
Selling, general & administrative expense 96,647 102,589
Special charges 427 –
Acquisition-related contingent consideration 731 557
Amortization of other intangible assets 5,564 5,517
361,849 354,281
Operating income 45,329 40,947
Other income (expense)
Interest income & other 937 3,282
Interest expense (12,715) (15,204)
(11,778) (11,922)
Income before income tax provision 33,551 29,025
Income tax provision 9,871 10,594
Net income $23,680 $18,431
Earnings per common share – basic $0.60 $0.46
Weighted average common shares outstanding – basic 39,403 40,358
Earnings per common share – diluted $0.58 $0.43
Weighted average common shares outstanding – diluted 40,620 43,185
Other Comprehensive income (loss), net of tax:
($15,509) $12,849
Other comprehensive income (loss), net of tax (15,509) 12,849
Comprehensive income $8,171 $31,280
($ in thousands, except per share data)

Foreign currency translation adjustments, net of tax $0

First Quarter 2013 Results: Segment Performance
($ in thousands, except headcount data)
(1) We define Adjusted EBITDA as net income before income tax provision, other income (expense), depreciation, amortization of intangible assets, special charges and goodwill impairment charges. Amounts presented in the
Adjusted EBITDA column for each segment reflect the segments' respective Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, special charges and goodwill impairment charge. Although Adjusted EBITDA and Adjusted Segment EBITDA are not measures of financial condition or performance determined in accordance with generally accepted accounting principles ("GAAP"), we believe that these measures can be a useful operating performance measure for evaluating our results of operations as compared from period to period and as compared to our competitors.
Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies.  These non-GAAP measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.  See also our reconciliation of non-GAAP financial measures.
(2) The majority of the Technology and Strategic Communications segments' revenues are not generated based on billable hours.  Accordingly, utilization and average billable rate metrics are not presented as they are not meaningful as a segment-wide metric.
(3) Effective in the first quarter of 2013, we modified our reportable segments to reflect changes in how we operate our business and the related internal management reporting. The Company’s healthcare practices from both our Corporate Finance/Restructuring segment and our Forensic and Litigation Consulting segment have been combined under a single organizational structure. This single integrated practice, our health solutions practice, is now aggregated in its entirety within the Forensic and Litigation Consulting reportable segment. Prior period Corporate Finance/Restructuring and Forensic and Litigation Consulting segment information has been reclassified to conform to the current period presentation.
Quarter Ended March 31, 2013
Revenues
Adjusted
EBITDA (1)
Adjusted
EBITDA (1)
as a % of
Revenue Utilization
Average
Billable
Rate
Revenue-
Generating
Headcount
Corporate Finance/Restructuring (3) $99,080 $19,085 19.3% 69% $407 683
Forensic & Litigation Consulting (3) 100,724 12,811 12.7% 67% $412 965
Economic Consulting 115,194 26,194 22.7% 89% $504 476
Technology (2) 46,704 13,716 29.4% N/M N/M 275
Strategic Communications (2) 45,476 3,554 7.8% N/M N/M 619
Total $407,178 75,360 18.5% 3,018
Unallocated Corporate Expenses (16,034)
Adjusted EBITDA (1) $59,326 14.6%
Quarter Ended March 31, 2012
Revenues
Adjusted
EBITDA (1)
Adjusted
EBITDA (1)
as a % of
Revenue Utilization
Average
Billable
Rate
Revenue-
Generating
Headcount
Corporate Finance/Restructuring (3) $96,874 $24,171 25.0% 76% $408 592
Forensic & Litigation Consulting (3) 103,635 14,670 14.2% 70% $323 955
Economic Consulting 100,052 18,424 18.4% 86% $479 457
Technology (2) 49,660 13,215 26.6% N/M N/M 304
Strategic Communications (2) 45,007 4,529 10.1% N/M N/M 596
Total $395,228 75,009 19.0% 2,904
Unallocated Corporate Expenses (21,049)
Adjusted EBITDA (1) $53,960 13.7%

Appendix

Reconciliation of non-GAAP Financial Measures
($ in thousands, except per share data)
(1) The tax effect takes into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). As a result, the effective tax rate for the adjustment for the three months ended March 31, 2013 was 40.7%. The tax expense related to the adjustments for the three months ended March 31, 2013 was $0.2 million with no impact on diluted earnings per share.
(2)  We define Adjusted Net Income and Adjusted EPS as net income and earnings per diluted share, respectively, excluding the impact of any special charges, goodwill impairment and loss on extinguishment of debt that were incurred in that period. Although Adjusted EBITDA and Adjusted Segment EBITDA are not measures of financial condition or performance determined in accordance with generally accepted accounting principles ("GAAP"), we believe that these measures can be a useful operating performance measure for evaluating our results of operations as compared from period to period and as compared to our competitors.
Quarter Ended March 31,
2013 2012
Net Income $23,680 $18,431
Add back:
Special charges, net of tax effect (1) 253 –
Adjusted Net Income (2) $23,933 $18,431
Earnings per common share – diluted $0.58 $0.43
Add back:
Special charges, net of tax effect (1) $0.01 –
Adjusted earnings per common share – diluted (2) $0.59 $0.43
Weighted average number of common shares outstanding – diluted 40,620 43,185

Quarter Ended March 31, 2013
Total
Net Income
$23,680
Interest Income and other
Interest expense
Income tax provision
(937)
12,715
9,871
Operating Income (loss) $16,699 $11,102 $24,995 $8,082 $1,727 ($17,276) $45,329
Depreciation and amortization
Amortization of other intangible assets
Special charges
767
1,551

1,024
512

805

(4)
3,635
1,985
14
645
1,118
64
1,130
–
112
8,006
5,564

Adjusted EBITDA (1)
Quarter Ended March 31, 2012
Total
Net Income
$18,431
Interest Income and other
Interest expense
Income tax provision
(3,282)
15,204
10,594
Operating Income (loss) $21,944 $13,097 $17,320 $8,201 $2,657 ($22,272) $40,947
Depreciation and amortization
Amortization of other intangible assets
789
1,438
1,057

705
399
3,022
1,992

1,172
1,223
–
7,496
5,517
Adjusted EBITDA (1) $24,171 $14,670 $18,424 $13,215 $4,529 ($21,049) $53,960
Reconciliation of Net Income and Operating Income to
Adjusted EBITDA
($ in thousands)
17
Corporate
Finance /
Consulting
(2)
Economic
Consulting Technology
Strategic
Communications
Unallocated
Corporate
Expenses
Forensic and
Litigation
Restructuring
(2)
Corporate
Finance /
Consulting
(2)
Economic
Consulting Technology
Strategic
Communications
Unallocated
Corporate
Expenses
Forensic and
Litigation
Restructuring
(2)
(1) We define Adjusted EBITDA as net income before income tax provision, other income (expense), depreciation, amortization of intangible assets, special charges and goodwill impairment charges. Amounts presented in the Adjusted EBITDA row for each segment reflect the segments' respective Adjusted Segment EBITDA.  We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, special charges and goodwill impairment charge. Although Adjusted Segment EBITDA is not a measure of financial condition or performance determined in accordance with GAAP.  We believe this measure can be a useful operating performance measure for evaluating our results of operations compared from period- to-period and compared to our competitors.  We use Adjusted Segment EBITDA to evaluate and compare the operating performance of our segments.
Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies.  These non-GAAP measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.
(2)  Effective in the first quarter of 2013, we modified our reportable segments to reflect changes in how we operate our business and the related internal management reporting. The Company’s healthcare practices from both our Corporate
Finance/Restructuring segment and our Forensic and Litigation Consulting segment have been combined under a single organizational structure. This single integrated practice, our health solutions practice, is now aggregated in its entirety within the Forensic and Litigation Consulting reportable segment. Prior period Corporate Finance/Restructuring and Forensic and Litigation Consulting segment information has been reclassified to conform to the current period presentation.

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